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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 14, 1995

                               MCN CORPORATION
            (Exact name of registrant as specified in its charter)

       MICHIGAN                 1-10070            38-2820658
State of Incorporation     (Commission File     (I.R.S. Employer
                                Number)         Identification No.)

 500 GRISWOLD STREET, DETROIT, MICHIGAN               48226
(Address of principal executive offices)           (Zip Code)

             Registrant's telephone number, including area code:
                                (313) 256-5500

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ITEM 5. OTHER EVENTS

        The registrant is filing herewith the following exhibit in connection with the offering by the registrant of its Common Stock (par value $.01 per share), pursuant to the registration statement of the registrant and MCN Michigan Limited Partnership on Form S-3, as amended, (No. 33-55665) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus Supplement to Prospectus dated October 18, 1994 (the "Prospectus Supplement") dated March 14, 1995 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933:


                              INDEX TO EXHIBITS

Exhibit                          Exhibit
Number

1-1                     Form of Purchase Agreement

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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MCN CORPORATION

                                       By /s/ Sebastian Coppola
                                          ----------------------------
                                          Sebastian Coppola
                                          Vice President and Treasurer

Date:  March 15, 1995